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                                                                    EXHIBIT 23.1



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 26, 2000 in the Registration Statement (Form S-1 No. 333-xxxxx) and related Prospectus of Snap Appliances, Inc. for the registration of x,xxx,xxx shares of its common stock.



                                                  /s/  ERNST & YOUNG LLP



Palo Alto, California
October 26, 2000